Quarterly Holdings Report
for
Fidelity® SAI U.S. Quality Index Fund
April 30, 2026

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
SV4-NPRT3-0626
1.9867677.110
Common Stocks - 97.8%
	Shares	Value ($)
UNITED STATES - 97.8%
Communication Services - 13.9%
Entertainment - 1.0%
Electronic Arts Inc	685,541	138,732,932
Netflix Inc (b)	1,715,835	160,619,315
		299,352,247
Interactive Media & Services - 12.8%
Alphabet Inc Class A	7,044,501	2,710,723,985
Meta Platforms Inc Class A	1,617,356	989,676,310
		3,700,400,295
Media - 0.1%
Trade Desk Inc (The) Class A (b)	1,344,785	31,723,477
TOTAL COMMUNICATION SERVICES		4,031,476,019
Consumer Discretionary - 3.8%
Broadline Retail - 0.4%
Amazon.com Inc (b)	479,938	127,212,366
Hotels, Restaurants & Leisure - 2.0%
Booking Holdings Inc	2,461,159	414,360,729
Boyd Gaming Corp (c)	176,559	15,351,805
Domino's Pizza Inc	94,931	32,221,480
Expedia Group Inc Class A	357,359	88,757,255
		550,691,269
Specialty Retail - 1.1%
O'Reilly Automotive Inc (b)	2,577,990	256,252,206
Williams-Sonoma Inc	371,961	67,403,053
		323,655,259
Textiles, Apparel & Luxury Goods - 0.3%
Tapestry Inc	625,025	90,653,626
TOTAL CONSUMER DISCRETIONARY		1,092,212,520
Consumer Staples - 6.0%
Beverages - 0.7%
Coca-Cola Consolidated Inc	172,762	35,428,303
Monster Beverage Corp (b)	2,178,273	167,879,500
		203,307,803
Household Products - 4.0%
Colgate-Palmolive Co	2,461,817	210,140,699
Procter & Gamble Co/The	6,371,748	937,220,414
		1,147,361,113
Tobacco - 1.3%
Altria Group Inc	5,126,858	372,466,234
TOTAL CONSUMER STAPLES		1,723,135,150
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Antero Midstream Corp	1,018,220	22,258,289
Financials - 13.4%
Capital Markets - 1.5%
Ameriprise Financial Inc	283,746	134,719,763
Evercore Inc Class A	118,127	37,953,024
FactSet Research Systems Inc	114,395	26,034,014
Moody's Corp	468,575	216,411,364
SEI Investments Co	284,197	25,770,984
		440,889,149
Consumer Finance - 1.8%
American Express Co	1,640,991	530,122,143
Financial Services - 7.8%
Jack Henry & Associates Inc	221,048	33,986,129
Mastercard Inc Class A	1,928,651	969,957,161
PayPal Holdings Inc	2,857,590	143,279,563
Visa Inc Class A	3,313,519	1,092,931,107
		2,240,153,960
Insurance - 2.3%
Erie Indemnity Co Class A	77,587	16,986,122
Kinsale Capital Group Inc (c)	67,496	21,842,381
Marsh & McLennan Cos Inc	1,496,241	250,934,578
Primerica Inc	97,475	27,416,793
Progressive Corp/The	1,790,924	360,477,183
		677,657,057
TOTAL FINANCIALS		3,888,822,309
Health Care - 13.0%
Biotechnology - 5.5%
AbbVie Inc	4,318,303	912,543,790
Amgen Inc	1,644,583	569,436,864
Exelixis Inc (b)(c)	818,845	36,405,849
United Therapeutics Corp (b)	131,501	75,133,096
		1,593,519,599
Health Care Equipment & Supplies - 1.0%
Dexcom Inc (b)	1,191,154	70,933,220
IDEXX Laboratories Inc (b)	243,874	136,764,539
ResMed Inc	445,797	95,315,857
		303,013,616
Health Care Providers & Services - 0.1%
Chemed Corp	43,259	18,384,210
Health Care Technology - 0.3%
Doximity Inc Class A (b)	419,556	10,253,948
Veeva Systems Inc Class A (b)	460,546	71,831,360
		82,085,308
Life Sciences Tools & Services - 0.4%
Medpace Holdings Inc (b)	67,962	28,452,971
Mettler-Toledo International Inc (b)	62,389	79,646,421
		108,099,392
Pharmaceuticals - 5.7%
Bristol-Myers Squibb Co	6,217,427	376,713,902
Corcept Therapeutics Inc (b)	285,918	13,300,905
Eli Lilly & Co	1,184,699	1,107,219,686
Zoetis Inc Class A	1,345,928	154,741,342
		1,651,975,835
TOTAL HEALTH CARE		3,757,077,960
Industrials - 6.4%
Building Products - 0.1%
A O Smith Corp	346,251	21,412,161
Commercial Services & Supplies - 1.3%
Cintas Corp	1,043,246	182,265,509
Copart Inc (b)	2,719,407	90,039,566
Rollins Inc	896,390	49,955,814
Veralto Corp	758,328	66,884,530
		389,145,419
Ground Transportation - 1.7%
Union Pacific Corp	1,811,582	488,185,117
Machinery - 1.8%
Allison Transmission Holdings Inc	254,191	34,150,561
Fortive Corp	970,024	57,997,735
Graco Inc	506,354	40,645,036
Illinois Tool Works Inc	806,259	208,022,885
Otis Worldwide Corp	1,190,238	92,695,735
Snap-on Inc	158,838	60,898,489
		494,410,441
Professional Services - 1.0%
Automatic Data Processing Inc	1,235,234	261,795,494
Paycom Software Inc (c)	149,244	18,918,169
Paylocity Holding Corp (b)(c)	134,532	14,191,781
		294,905,444
Trading Companies & Distributors - 0.5%
Fastenal Co	3,506,235	157,535,139
TOTAL INDUSTRIALS		1,845,593,721
Information Technology - 39.6%
Communications Equipment - 2.1%
Arista Networks Inc (b)	3,153,722	544,679,327
F5 Inc (b)	176,174	57,062,758
		601,742,085
Electronic Equipment, Instruments & Components - 0.1%
Cognex Corp	511,864	28,413,571
IT Services - 0.1%
Gartner Inc (b)	220,132	32,687,401
Semiconductors & Semiconductor Equipment - 15.6%
Applied Materials Inc	2,433,037	959,808,766
Cirrus Logic Inc (b)	155,852	25,416,344
KLA Corp	401,286	702,390,950
Lam Research Corp	3,836,062	989,166,948
NVIDIA Corp	6,106,732	1,218,720,506
QUALCOMM Inc	3,270,959	587,398,817
Universal Display Corp	135,035	11,760,198
		4,494,662,529
Software - 12.5%
Adobe Inc (b)	1,278,453	314,627,283
AppLovin Corp Class A (b)	826,704	368,999,330
Autodesk Inc (b)	650,527	154,174,899
Cadence Design Systems Inc (b)	831,334	273,999,373
Dolby Laboratories Inc Class A	186,863	11,985,393
Dropbox Inc Class A (b)	532,708	12,939,477
Fair Isaac Corp (b)	72,410	74,220,250
Fortinet Inc (b)	1,930,509	162,761,214
Manhattan Associates Inc (b)	184,035	25,376,586
Microsoft Corp	5,249,653	2,140,703,501
PTC Inc (b)	365,862	49,866,991
Qualys Inc (b)	109,514	9,520,052
Teradata Corp (b)(c)	284,644	7,500,369
		3,606,674,718
Technology Hardware, Storage & Peripherals - 9.2%
Apple Inc	9,613,382	2,608,591,206
NetApp Inc	609,656	67,531,595
		2,676,122,801
TOTAL INFORMATION TECHNOLOGY		11,440,303,105
Real Estate - 1.6%
Retail REITs - 0.7%
Simon Property Group Inc	997,053	203,109,666
Specialized REITs - 0.9%
American Tower Corp	1,429,774	261,234,008
TOTAL REAL ESTATE		464,343,674
TOTAL UNITED STATES		28,265,222,747
TOTAL COMMON STOCKS (Cost $20,571,496,289)		28,265,222,747

U.S. Treasury Obligations - 0.0%
	Yield (%) (e)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 5/14/2026 (f) (Cost $14,445,137)	3.64	14,464,000	14,445,288

Money Market Funds - 1.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	3.69	495,053,505	495,152,516
Fidelity Securities Lending Cash Central Fund (g)(h)	3.69	6,505,206	6,505,856
TOTAL MONEY MARKET FUNDS (Cost $501,657,480)			501,658,372

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $21,087,598,906)	28,781,326,407
NET OTHER ASSETS (LIABILITIES) - 0.5% (d)	150,064,614
NET ASSETS - 100.0%	28,931,391,021

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	1,829	6/2026	662,440,938	14,103,205

The notional amount of long futures as a percentage of Net Assets is 2.3%.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)	Includes $23,225,069 of cash collateral to cover margin requirements for futures contracts.
(e)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $14,445,288.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
At period end, the value of non-cash collateral for securities on loan amounted to $21,898,041.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	577,785,115	3,846,360,193	3,929,030,266	34,534,269	36,582	892	495,152,516	495,053,505	0.8%
Fidelity Securities Lending Cash Central Fund	4,425,867	190,769,561	188,690,390	11,682	818	-	6,505,856	6,505,206	0.0%
Total	582,210,982	4,037,129,754	4,117,720,656	34,545,951	37,400	892	501,658,372

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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